SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: June 22, 2001


                          TTI HOLDINGS OF AMERICA CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                      000-30734                  11-3255619
(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                               Identification #)



                  76 North Broadway, Hicksville, New York 11501
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                  516.931.5700
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

         Not Applicable


ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable


ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

         Not applicable.


ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.


ITEM 5.          OTHER EVENTS

         On May 16, 2001, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware amending the name of the Registrant to "TTI HOLDINGS OF AMERICA CORP." This action was approved by the Board of Directors and a majority of shares entitled to vote. It was previously reported incorrectly as TTI Holdings Corp.



         The Company has completed the purchase of five more Comprehensive Outpatient Rehabilitation Facility's ("CORF")(as described on the Current Report, Form 8-K, filed on May 17, 2001). These CORF's, are:

                  Senior Heath Care of Wisconsin, Inc.
                  631 George Street
                  Green Bay, WI  54302

                  Northside Rehab, Inc.
                  6301 N. Keystone Avenue
                  Indianapolis, IN  46220

                  Senior Health Care of Illinois, Inc.
                  3740 E. Lakecenter
                  Quincy, IL  62301

                  Allied Rehabilitation Specialists, P.C.
                  1395 S. Marietta Parkway
                  Marietta, GA  30067

                  Comprehensive Wellness Group, Inc.
                  1770 N.E. Miami Gardens Drive
                  North Miami, FL  33179

         The exact number of shares to be issued to the shareholder(s) of each CORF as the purchase price is to be determined using a formula. The formula to determine the share price used in calculating the number of shares issued to the shareholder(s) of the CORF is:

         Three applicable periods relative to the value of the Company's stock

                  30-day period prior to the acquisition;
                  30-day period from the acquisition (inclusive of acquisition day); and
                  31 to 60 day period from acquisition (inclusive of acquisition date)

         The average high ask price and the low bid price are averaged for each period as set forth above. In no event shall the Average Price be below $4.00 or above $15.00. The two lowest Average Prices for the three periods are then averaged to determine the share price placed at the time of acquisition.

         The Medicare/senior citizen age group (65 and older) is the largest and fastest growing segment of the population. Currently there are 38 million people enrolled in Medicare. Each day, another 10,000 people are added to the program.

         The Medicare Conditions of Participation define a CORF as a "nonresidential facility that is established and operated exclusively for the purpose of providing diagnostic, therapeutic and restorative services to outpatients for the rehabilitation of injured, disabled or sick persons at a single fixed location, by or under the supervision of a physician." Under this definition, many outpatient rehabilitation providers have upgraded their Part "B" license to Part "A" CORF certification, but few thus far have become certified.

         CORF's are not new, they have existed since 1981 as a not-for-profit Medicare Part "A" provider. Congress developed CORF so that outpatient providers would have many of the same opportunities as acute care facilities, such as hospitals and nursing homes, in providing care to Medicare patients. Prior to January 1, 1999, a CORF was paid on the basis of allowable cost, less the Part "B" Medicare deductible and co-insurance. Starting in 1999, CORF's are allowed to make a profit. The Medicare Program is divided into Part "A" and Part "B" providers. Part "A" providers include: full service facilities, hospitals, nursing facilities, CORF and home health care agencies. These Part "A" providers enjoy greatly enhanced economic benefits in comparison to Part "B" providers.

         Medicare Part "B" providers are subject to extremely restrictive benefits. In order to expand the scope of services to eligible Medicare patients without financial distress, Part "B" providers must be affiliated with a Part "A" provider, such as a CORF. Hence, this is why chiropractors, podiatrists, physicians and other Part "B" provider's facilities want to get or serve as an off-site for a Part "A" CORF license.

         Services now available to Medicare patients through a CORF include, but are not limited to:

         Physician services
         Physical therapy
         Occupational therapy
         Speech therapy
         Respiratory therapy
         Prosthetic and orthodontic devices
         Social and psychological services
         Nursing care
         Sleep labs
         Cardiac therapy
         Drugs and biologicals that cannot be self-administered
         Appliances and equipment which are medically necessary and ordinarily furnished by rehabilitation facilities

         Each CORF primary license site can provide all of the above listed and other approved services. However, each off-site facility can only provide physical, occupational and speech therapies. By expanding the services that Medicare will pay for, CORF certification can assist an out patient rehabilitation provider to develop new programs that help it operate under Managed Care.

         The CORF's broad range of services are convenient for the patient. The access to varied CORF services can be likened to the convenience of supermarket shopping. Instead of going to separate stores for each specialty item, the shopper can buy all the products in one location. Likewise, an eligible patient needing care can obtain physical therapy, occupational therapy, speech therapy, psychological services and any of the other services offered at one location, thus saving the patient time and increasing availability.

         Prior to January 1, 1999, a CORF was paid on the basis of allowable cost less the Part "B" Medicare deductible and co-insurance. Allowable costs include all items related to the treatment of Medicare patients and could be broken down as Indirect Costs (those not associated with any particular treatment, such as rent, telephone, utilities leases, etc.); Direct costs (those associated directly with a particular treatment, such as employee salaries, owner compensation and contractor compensation etc.) and Administrative costs (consulting and management fees, billing and accounting fees, etc.) Prior to 1999, CORF income had to be equal to allowable costs. If income exceeded the amount of allowable costs, the excess income had to be returned to Medicare. After January 1, 1999, a CORF was compensated on a fee for service bases (not based on cost), with a $1,500 per beneficiary limit per medical discipline, excepting psychological service fees which are unlimited.

         Since January 1, 1999, if CORF income exceeded costs, the Part "A" provider retains the difference. For example, if a provider treats 100 Medicare patients who have been prescribed Physical therapy and Occupational therapy by a medical doctor, the total billing for the 100 patients could be $300,000. After paying the physical therapist, the occupational therapist and any overhead expenses, the excess, if any, is kept by the CORF. If salaries and overhead were $200,000, the profit to the CORF would be $100,000. Under the not-for-profit system previously in place, Medicare would keep this excess amount. Under the current new system, the CORF owner keeps the excess amount.

         The Company intends to continue to acquire these CORF's. The Company believes that the excess amounts earned by the CORF's will provide a substantial cash flow to the Company, even after the expenses to be paid to the management company that administers the billing and collection for the CORF's.

         The Company intends to file the appropriate and necessary financial statements required within the time period set forth in the applicable rules.


ITEM 6.          RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         Not Applicable


ITEM 7.          FINANCIAL STATEMENTS

         The Company intends to file the appropriate and necessary financial statements required within the time period set forth in the applicable rules.


ITEM 8.          CHANGE IN FISCAL YEAR

         Not Applicable



EXHIBITS

         None


         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ Andrew B. Mazzone
         ---------------------------------
         Andrew B. Mazzone
         CEO, President

Date:  June 29, 2001